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                                                                    EXHIBIT 99.2

                                 CERTIFICATION
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY OF 2002
       (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                              UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of eXegenics, Inc., (the "Company"), does hereby certify, to such officer's knowledge, that:

The Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002 (the "Form 10-K/A") of the Company fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 8, 2003           Ronald L. Good

                                Chairman, President and Chief Executive Officer

Dated: April 8, 2003           David E. Riggs

                                Vice President and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.